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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) December 21, 2001
                                                          -----------------

ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2001 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2001-8)


                   ABN AMRO Mortgage Corporation Series 2001-8
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           333-73036-01                              363886007
---------------------------------   --------------------------------------------
     (Commission File Number)           (I.R.S. Employer Identification No.)


         135 South LaSalle Street
         Chicago, Illinois                                   60603
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (312) 904-2000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Description of the Certificates and the Mortgage Pool.

         On December 21, 2001, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2001-8 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of December 1, 2001, among ABN AMRO Mortgage Corporation, as depositor (the "Depositor"), ABN AMRO Mortgage Group, Inc., as servicer and JPMorgan Chase Bank, as trustee. The Certificates consist of 41 classes identified as the "Class IA-1 Certificates", the "Class IA-2 Certificates", the "Class IA-3 Certificates", the "Class IA-4 Certificates", the "Class IA-5 Certificates", the "Class IA-6 Certificates", the "Class IA-7 Certificates", the "Class IIA-1 Certificates", the "Class IIA-2 Certificates", the "Class IIA-3 Certificates", the "Class IIA-4 Certificates", the "Class IIIA-1 Certificates", the "Class IIIA-2 Certificates", the "Class IIIA-3 Certificates", the "Class IIIA-4 Certificates", the "Class IVA-1 Certificates", the "Class IVA-2 Certificates", the "Class IVA-3 Certificates", the "Class IVA-4 Certificates", the "Class IVA-5 Certificates", the "Class IVA-6 Certificates", the "Class IVA-8 Certificates", the "Class IVA-9 Certificates", the "Class IVA-10 Certificates", the "Class VA-1 Certificates", the "Class VA-2 Certificates", the "Class VA-3 Certificates", the "Class VIA-1 Certificates", the "Class VIA-2 Certificates", the "Class 1A-7 Certificates", the "Class IA-P Certificates", the "Class 2A-P Certificates", the "Class IA-X Certificates", the "Class 2A-X Certificates", the "Class 1M Certificates", the "Class 2M Certificates", the "Class 1B-1 Certificates", the "Class 2B-1 Certificates", the "Class 1B-2 Certificates", the "Class 2B-2 Certificates", the "Class 1B-3 Certificates", the "Class 2B-3 Certificates", the "Class 1B-4 Certificates", the "Class 2B-4 Certificates", the "Class 1B-5 Certificates", the "Class 2B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to four-unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on December 1, 2001 (the "Cut-off Date"), an aggregate principal balance of approximately $1,508,878,376 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from ABN AMRO Mortgage Group, Inc. ("AAMGI") pursuant to a Mortgage Loan Purchase Agreement (the "AAMGI Mortgage Loan Purchase Agreement") dated December 21, 2001, attached hereto as Exhibit 4.2, between AAMGI as seller and the Depositor as purchaser. The Depositor also acquired certain of the Trust Fund assets from Lehman Brothers Bank, FSB ("Lehman Bank") pursuant to a Mortgage Loan Purchase Agreement (the "Lehman Bank Mortgage Loan Purchase Agreement") dated December 21, 2001, attached hereto as Exhibit 4.2(a) between Lehman Bank as seller and the Depositor as purchaser. The Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIIA-1, Class IIIA-2, Class IIIA-3, Class IIIA-4, Class IVA-1, Class IVA-2, Class IVA-3, Class IVA-4, Class IVA- 5, Class IVA-6, Class IVA-8, Class IVA-9, Class IVA-10, Class VA-1, Class VA-2, Class VA-3, Class VIA-1,Class VIA-2, Class 1A-7, Class IA-P, Class 2A-P, Class IA-X, Class 2A-X, Class 1M, Class 2M, Class 1B-1, Class 2B-1, Class 1B-2, Class 2B-2 and Class R Certificates] were publicly offered, as described in a Prospectus, dated December 10, 2001, and a Prospectus Supplement, dated December 21, 2001, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated August 29, 2001, incorporated by reference hereto as Exhibit 1.1, among the Depositor, ABN AMRO North America, Inc. ("AANA"), Lehman Brothers Inc. ("Lehman") and ABN AMRO Incorporated ("AAI") (Lehman and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated December 21, 2001, attached hereto as Exhibit 1.2, among the Depositor, ABN AMRO North America, Inc. ("AANA") and the Underwriters. The Depositor sold the Class 1B-3, Class 2B-3, Class 1B-4, Class 2B-4 Class 1B-5 and Class 2B-5 Certificates to Lehman as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated December 21, 2001, among the Depositor, AANA and the Initial Purchaser.

         Each Class of Certificates will have an approximate initial certificate principal balance ("Certificate Balance") or a certificate notional balance ("Notional Amount"). The Class IA-1 Certificates have an approximate initial aggregate Certificate Balance of $150,000,000. The Class IA-2 Certificates have an approximate initial aggregate Certificate Balance of $100,000,000. The Class IA-3 Certificates have an approximate initial aggregate Certificate Balance of $50,000,000. The Class IA-4 Certificates have an approximate initial aggregate Notional Amount of $50,000,000. The


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Class IA-5 Certificates have an approximate initial aggregate Certificate
Balance of $38,632,000. The Class IA-6 Certificates have an approximate initial aggregate Certificate Balance of $30,000,000. The Class IA-7 Certificates have an approximate initial aggregate Certificate Balance of $42,500,000. The Class IIA-1 Certificates have an approximate initial aggregate Certificate Balance of $111,500,000. The Class IIA-2 Certificates have an approximate initial aggregate Certificate Balance of $29,869,000. The Class IIA-3 Certificates have an approximate initial aggregate Certificate Balance of $17,400,000. The Class IIA-4 Certificates have an approximate initial aggregate Certificate Balance of $10,000,000. The Class IIIA-1 Certificates have an approximate initial aggregate Certificate Balance of $100,000,000. The Class IIIA-2 Certificates have an approximate initial aggregate Certificate Balance of $16,140,000. The Class IIIA-3 Certificates have an approximate initial aggregate Certificate Balance of $9,204,000. The Class IIIA-4 Certificates have an approximate initial aggregate Certificate Balance of $17,500,000. The Class IVA-1 Certificates have an approximate initial aggregate Certificate Balance of $175,000,000. The Class IVA-2 Certificates have an approximate initial aggregate Certificate Balance of $90,000,000. The Class IVA-3 Certificates have an approximate initial aggregate Certificate Balance of $50,000,000. The Class IVA-4 Certificates have an approximate initial aggregate Notional Amount of $50,000,000. The Class IVA-5 Certificates have an approximate initial aggregate Certificate Balance of $18,268,000. The Class IVA-6 Certificates have an approximate initial aggregate Certificate Balance of $28,123,000. The Class IVA-8 Certificates have an approximate initial aggregate Certificate Balance of $53,000,000. The Class IVA-9 Certificates have an approximate initial aggregate Certificate Balance of $10,000,000. The Class IVA-10 Certificates have an approximate initial aggregate Certificate Balance of $12,500,000. The Class VA-1 Certificates have an approximate initial aggregate Certificate Balance of $25,000,000. The Class VA-2 Certificates have an approximate initial aggregate Certificate Balance of $88,854,000. The Class VA-3 Certificates have an approximate initial aggregate Notional Amount of $85,738. The Class VIA-1 Certificates have an approximate initial aggregate Certificate Balance of $68,549,000. The Class VIA-2 Certificates have an approximate initial aggregate Certificate Balance of $68,549,000. The Class 1A-7 Certificates have an approximate initial aggregate Certificate Balance of $42,717,000. The Class 1A-P Certificates have an approximate initial aggregate Certificate Balance of $4,064,339. The Class 2A-P Certificates have an approximate initial aggregate Certificate Balance of $3,477,237. The Class 1A-X Certificates have an approximate initial aggregate Notional Amount of $31,699,357. The Class 2A-X Certificates have an approximate initial aggregate Notional Amount of $3,828,585. The Class 1M Certificates have an approximate initial aggregate Certificate Balance of $18,630,000. The Class 2M Certificates have an approximate initial aggregate Certificate Balance of $1,936,000. The Class 1B-1 Certificates have an approximate initial aggregate Certificate Balance of $7,523,000. The Class 2B-1 Certificates have an approximate initial aggregate Certificate Balance of $645,000. The Class 1B-2 Certificates have an approximate initial aggregate Certificate Balance of $5,604,000. The Class 2B-2 Certificates have an approximate initial aggregate Certificate Balance of $515,000. The Class 1B-3 Certificates have an approximate initial aggregate Certificate Balance of $2,410,000. The Class 2B-3 Certificates have an approximate initial aggregate Certificate Balance of $257,000. The Class 1B-4 Certificates have an approximate initial aggregate Certificate Balance of $2,490,000. The Class 2B-4 Certificates have an approximate initial aggregate Certificate Balance of $257,000. The Class 1B-5 Certificates have an approximate initial aggregate Certificate Balance of $2,499,285. The Class 2B-5 Certificates have an approximate initial aggregate Certificate Balance of $265,414. The Class R Certificate has an initial Certificate Principal Balance of $100.00.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits


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EXHIBIT
  NO.          DOCUMENT DESCRIPTION
-------        --------------------

 1.1 Underwriting Agreement, dated as of August 29, 2001, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Lehman Brothers Inc. (Incorporated by reference as Exhibit 1.1 to ABN AMRO Mortgage Corporation's Form 8-K filed September 12, 2001 with respect to the ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2001-5)

 1.2 Terms Agreement, dated December 21, 2001, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Lehman Brothers Inc.

 4.1 Pooling and Servicing Agreement, dated as of December 1, 2001, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc. as servicer, and JPMorgan Chase Bank as trustee.

 4.2 Mortgage Loan Purchase Agreement, dated as of December 21, 2001, between ABN AMRO Mortgage Group, Inc. as seller and ABN AMRO Mortgage Corporation as purchaser.


 4.2(a) Mortgage Loan Purchase Agreement, dated as of December 21, 2001, between Lehman Brothers Bank, FSB as seller and ABN AMRO Mortgage Corporation as purchaser.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ABN AMRO MORTGAGE CORPORATION

                                                  (Registrant)




Dated: December 21, 2001                  By:               /s/ Maria Fregosi
                                             --------------------------------
                                              Name:     Maria Fregosi
                                              Title:    Vice-President



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                                INDEX TO EXHIBITS


EXHIBIT
  NO.          DOCUMENT DESCRIPTION
-------        --------------------
 1.1           Underwriting Agreement, dated as of August 29, 2001, among ABN
               AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO
               Incorporated and Lehman Brothers Inc. (Incorporated by reference as Exhibit 1.1 to ABN AMRO Mortgage Corporation's Form 8-K filed
               September 12, 2001 with respect to the ABN AMRO Mortgage
               Corporation Mortgage Pass-Through Certificates Series 2001-5)

 1.2 Terms Agreement, dated December 21, 2001, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Lehman Brothers Inc.

 4.1 Pooling and Servicing Agreement, dated as of December 1, 2001, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc. as servicer, and JPMorgan Chase Bank as trustee.

 4.2 Mortgage Loan Purchase Agreement, dated as of December 21, 2001, between ABN AMRO Mortgage Group, Inc. as seller and ABN AMRO Mortgage Corporation as purchaser.

 4.2(a) Mortgage Loan Purchase Agreement, dated as of December 21, 2001, between Lehman Brothers Bank, FSB as seller and ABN AMRO Mortgage Corporation as purchaser.